                                                                    Exhibit 3.78

STATE OF NEW YORK   }
                       SS:
DEPARTMENT OF STATE }


I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON MAY 28, 2002

[SEAL]

                                        /s/ [ILLEGIBLE]

                                        SPECIAL DEPUTY SECRETARY OF STATE

DOS-1266(7/00)
                                                                   f930707000321

                          CERTIFICATE OF INCORPORATION
                                       OF
                           NATURAL ENVIRONMENTAL, INC.

     Under section 402 of the Business Corporation Law

     The undersigned, for the purpose of forming a corporation pursuant to section 402 of the business corporation law of the State of New York, does hereby certify and set forth:

     1.   The name of this corporation is NATURAL ENVIRONMENTAL, INC.

     2. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the Business Corporation law of the State of New York. The corporation is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency, or other body without such consent or approval being obtained.

     3. The office of this corporation is to be located in the County of Erie, State of New York.

     4. The aggregate number of shares which this corporation shall have authority to issue is one-hundred (100) shares of one class only, which shares are without par value.

     5. The Secretary of State of the State of New York is hereby designated the agent of this corporation upon whom process against this corporation may be served. The post office address to which the Secretary of State shall mail a copy of any process against this corporation served upon him as agent of this corporation is number 2730 Transit Road, Town of West Seneca, County of Erie, State of
          New York, 14224.

     IN WITNESS WHEREOF, I have executed and subscribed this certificate and do affirm the foregoing as true under the penalties of perjury this 16th day of June, 1993.

                                                        /s/ John K. Jordan
                                                      --------------------------
                                                        JOHN K. JORDAN, Esq.
                                                        Incorporator
                                                        Hyatt Legal Services
                                                        3300 Niagara Falls Blvd.
                                                        Tonawanda, NY 14150
                                                        (716) 832-7777
                                                                   f930707000321

                          CERTIFICATE OF INCORPORATION

                                       OF

                           NATURAL ENVIRONMENTAL, INC.


A corporation formed pursuant to section 402 of the Business Corporation Law of the State of New York, with a principal address at No. 2730 Transit Road, Town of West Seneca, County of Erie, State of New York, 14224.

[SEAL]

John K. Jordan, Esq.
Hyatt Legal Services
1330 Niagara Falls Blvd.
2nd Flr
Tonawanda NY 14150

STATE OF NEW YORK    }
                       SS:
DEPARTMENT OF STATE  }


I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON MAY 28, 2002

[SEAL]


                                               /s/ [ILLEGIBLE]

                                               SPECIAL DEPUTY SECRETARY OF STATE

DOS-1266(7/00)

                                                                   F990430000615

                              CERTIFICATE OF MERGER
                                       OF
                              NE ACQUISITION, INC.
                                       AND
                           NATURAL ENVIRONMENTAL, INC.
                                      INTO
                           NATURAL ENVIRONMENTAL, INC.

                UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

     We, the undersigned, being respectively the Vice President and Assistant Secretary of NE Acquisition, Inc., and the President and Secretary of Natural Environmental, Inc., certify:

     The Agreement and Plan of the Merger was adopted by the board of directors of each constituent corporation.

     1.   The name of each constituent corporation is as follows:

              NE Acquisition, Inc. and Natural Environmental, Inc.

     2.   The name of the surviving corporation is:

                           Natural Environmental, Inc.

     3. The number of outstanding shares of NE Acquisition, Inc. is ten (10) shares without par value, all of which are entitled to vote. The number of outstanding shares of Natural Environmental, Inc. is five
          (5) shares without par value, all of which shares are entitled to vote.

     4. The Certificate of Incorporation of NE Acquisition, Inc., was filed by the Department of State on the 15th day of April, 1999

                                     1 of 2
          and the Certificate of Incorporation of Natural Environmental, Inc. was filed by the Department of State on July 7, 1993.

     5. The Merger was authorized by the Unanimous Written Consent of all outstanding shares of NE Acquisition, Inc., entitled to vote thereon and by the Unanimous Written Consent of all outstanding shares of Natural Environmental, Inc., entitled to vote thereon.

     6. The Merger shall be effective on the filing of this Certificate of Merger by the Department of State.

     IN WITNESS WHEREOF, the undersigned have each signed this certificate and affirmed the truth of the statements contained therein under penalty of perjury this 28th day of April, 1999.

                                             NE ACQUISITION, INC.


                                             By: /s/ Jerry S. Cifor
                                             -----------------------------------
                                                 Jerry S. Cifor, Vice President
                                                 and Assistant Secretary


                                 NATURAL ENVIRONMENTAL, INC.


                                 By: /s/ Gordon Reger
                                    -------------------------------------
                                     Gordon Reger, President and Secretary

                                     2 of 2

                                                                   F990430000615

                              CERTIFICATE OF MERGER
                                       OF
                              NE ACQUISITION, INC.
                                       AND
                           NATURAL ENVIRONMENTAL, INC.
                                      INTO
                           NATURAL ENVIRONMENTAL, INC.

                Under Section 904 of the Business Corporation Law

                                    DRAWDOWN
                                       NIS
                                       27

                                                   STATE OF NEW YORK
                                                   DEPARTMENT OF STATE
                                                   FILED APR 30, 1999
                                                   TAX $
                                                        ------------------------
                                                   BY: /s/ Erie
                                                      --------------------------
                                                        Erie

[NIS NATIONWIDE INFORMATION SERVICES (TM) LOGO]

52 James Street
Albany, NY 12207

(800) 873-3482
(800) 234-8522 FAX


*FILER:
Jack Quigley
Corporate Assistant Manager

                                                                    990430000638

                                        3